EXHIBIT 10.12

WARRANT AGREEMENT

This WARRANT AGREEMENT (the “Agreement”) is dated as of May 3, 2000, by and among the purchasers set forth on Schedule I hereto (collectively, the “Purchasers”), and Broder Bros., Co., a Michigan corporation (the “Company”). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Section 5A hereof.

WHEREAS, on the date hereof, pursuant to that certain Senior Subordinated Loan Agreement dated as of the date hereof (the “Subordinated Loan Agreement”), by and among the Purchasers and the Company, the Purchasers are purchasing notes of the Company in the aggregate principal amount of $10,000,000 (the “Notes”).

WHEREAS, the Purchasers are acquiring from the Company warrants in the form attached as Exhibit I hereto (the “Warrants”), representing the right to purchase from the Company, Warrant Shares on the terms and conditions set forth in the Warrants, in the amounts set forth beside each Purchaser’s name on Schedule I attached hereto.

WHEREAS, the Warrants are being issued as an inducement and partial consideration for the Purchasers to enter into the Subordinated Loan Agreement and to purchase the Notes.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Closing.

1A. Closing. The closing of the issuance of the Warrants to the Purchasers (the “Closing”) shall take place simultaneously with the closing pursuant to the Subordinated Loan Agreement. The date of such Closing is hereinafter referred to as the “Closing Date.”

1B. Transactions on Closing Date. At the Closing, the Company shall deliver to the Purchasers the duly issued Warrants.

SECTION 2. Representations and Warranties of the Company. The Company represents and warrants to the Purchasers as follows:

2A. Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan.

2B. Authority Relative to this Agreement. The Company has all requisite corporate power and authority to enter into and perform this Agreement and to issue and deliver the Warrants to the Purchasers. The execution, delivery and performance by the Company of this Agreement, including the issuance and delivery of the Warrants to the Purchasers, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and is a legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms.

2C. No Conflict or Violation. The execution and delivery of this Agreement by the Company, the performance by the Company of its terms and the issuance and delivery of the Warrants to the Purchasers will not on the Closing Date conflict with or result in a violation of (i) the charter or bylaws of the Company as in effect on the Closing Date or (ii) any agreement, instrument, law, rule, regulation, order, writ, judgment or decree to which the Company is a party or is subject, except for such conflicts and violations which will not, in the aggregate, have a material adverse effect on the business, operations, assets or condition (financial or otherwise) of the Company and will not deprive the Purchasers of any material benefit under this Agreement.

2D. Validity of Issuance. The Warrants to be issued to the Purchasers pursuant to this Agreement and the Warrant Shares issued upon exercise of the Warrants will, when issued, be duly and validly issued, fully paid and non-assessable (assuming in the case of the Warrant Shares, payment of the exercise price is made in accordance with the terms of the Warrants).

2E. Capital Structure. As of the Closing and immediately thereafter, the authorized capital stock of the Company consists of (i) 27,000,000 Class A Common Shares, par value $0.01 per share (the “Class A Common”), of which 9,000,000 shares shall be issued and outstanding as of the Closing and an additional 1,100,000 shares shall be reserved for issuance to employees of the Company or its subsidiaries and (ii) 3,000,000 Class L Common Shares, par value $0.01 per share (the “Class L Common”), of which 1,000,000 shares shall be issued and outstanding as of the Closing.

SECTION 3. Representations and Warranties of the Purchasers. The Purchasers each hereby represent and warrant, severally and not jointly, to the Company as follows:

3A. Investment Intention. Each Purchaser is acquiring its Warrant, and if the Warrant is exercised, the Warrant Shares, for investment solely for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. Such Purchaser agrees and acknowledges that it will not, directly or indirectly, offer, transfer or sell its Warrant or any Warrant Shares, or solicit any offers to purchase or acquire the Warrant or any Warrant Shares, unless the transfer or sale is (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Securities Act”) and has been registered under any applicable state securities or “blue sky” laws or (ii) pursuant to an exemption from registration under the Securities Act and applicable state securities or “blue sky” laws.

3B. Legends. Each Purchaser acknowledges that each Warrant and each Warrant Share will contain a legend substantially to the following effect:

THIS WARRANT AND ANY SHARES OF STOCK PURCHASABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE’S

SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, EXPLAINING AN EXEMPTION FROM SUCH REGISTRATION.

Upon reasonable request of the Company, in connection with any transfer of the Warrant or the Warrant Shares (other than a transfer pursuant to a public offering registered under the Securities Act, pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or any similar rules then in effect) or to an affiliate of the Purchasers), the applicable Purchasers will deliver, if requested by the Company, an opinion of counsel knowledgeable in securities laws reasonably satisfactory to the Company to the effect that such transfer may be effected without registration under the Securities Act. The Company agrees to issue certificates evidencing the Warrant Shares that do not contain such legend upon receipt of an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that such legend no longer applies to the Warrant Shares.

In addition, each certificate evidencing Warrants and each certificate issued in exchange for or upon the transfer of any Warrants (if such shares remain Shareholder Shares (as defined in the Shareholders Agreement) after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER AND VOTING RESTRICTIONS PURSUANT TO A SHAREHOLDERS AGREEMENT DATED AS OF MAY 3, 2000, AMONG THE ISSUER OF SUCH SECURITIES (THE “COMPANY”) AND CERTAIN OF THE COMPANY’S STOCKHOLDERS. A COPY OF SUCH SHAREHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

The Company shall imprint such legend on certificates evidencing Shareholder Shares (as defined in the Shareholders Agreement). The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Shareholder Shares (as defined in the Shareholders Agreement) in accordance with the Shareholders Agreement.

3C. Additional Investment Representations. Each Purchaser has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and to bear the economic risk of such investment for an indefinite period of time. Each of the Purchasers are “accredited investors” as that term is defined in Regulation D under the Securities Act.

SECTION 4. Inspection Rights. So long as the Purchasers own at least 50% of the Warrant Shares issued on the date hereof (assuming, for purposes of this Section 4, full exercise of the Warrants), the Company shall permit one representative selected by the holders of the majority of the Warrant Shares issued on the date hereof (assuming for purposes of this section that the Warrants have been fully exercised), upon reasonable notice and during normal business hours and such other times as any such holder may reasonably request, to (i) visit and inspect any of the properties of the Company and its subsidiaries, (ii) examine the corporate and financial records of the Company and its subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such corporations with the directors, officers, key employees and independent accountants of the Company and its subsidiaries (it being understood that such representative will keep all non-public information confidential).

SECTION 5. Miscellaneous

5A. Definitions. For the purposes of this Agreement, the following terms shall have the following meanings:

“Agreement” has the meaning given to such term in the recitals of this Agreement.

“Class A Common” has the meaning given to such term in Section 2E of the Agreement.

“Class L Common” has the meaning given to such term in Section 2E of the Agreement.

“Closing” has the meaning given to such term in Section 1A of the Agreement.

“Closing Date” has the meaning given to such term in Section 1A of the Agreement.

“Common Shares” means collectively, the Class A Common and the Class L Common, or any securities into which such Common Shares are hereafter converted or exchanged.

“Company” has the meaning given to such term in the recitals of this Agreement.

“Notes” has the meaning given to such term in the recitals of this Agreement.

“Purchasers” has the meaning given to such term in the recitals of this Agreement.

“Securities Act” has the meaning given to such term in Section 3A of this Agreement.

“Shareholders Agreement” shall mean that certain Shareholders Agreement dated as of the date hereof by and among the Company and each person listed on the schedules attached thereto, as the same may be amended, modified or restated from time to time.

“Subordinated Loan Agreement” has the meaning given to such term in the recitals of this Agreement.

“Warrants” has the meaning given to such term in the recitals of this Agreement.

“Warrant Shares” means the Common Shares obtained or obtainable upon exercise of the Warrants; provided, that, if there is a change such that the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term “Warrant Shares” shall mean shares of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the equivalent units in which such security is issuable if such security is not issuable in shares.

5B. Notices. All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given (i) when delivered, if delivered personally, sent by registered or certified mail, return receipt requested and postage prepaid, or sent via nationally recognized overnight courier or via facsimile with confirmation of receipt and (ii) when received if delivered otherwise, to the party to whom it is directed:

If to the Company:

Broder Bros., Co.

c/o Bain Capital, Inc.,

Two Copley Place

Boston, Massachusetts 02166

Attention:         Edward Conard

                         Thomas Morgan

Facsimile No.: (617) 572-3274

with a copy to:

Kirkland & Ellis

200 East Randolph Drive

Chicago, Illinois 60601

Attention:         Jeffrey C. Hammes, P.C.

                         David A. Breach

Facsimile No.: (312) 861-2200

If to a Purchaser:

The address set forth for such Purchaser on Schedule I

or to such other address as either party hereto shall have specified by notice in writing to the others.

5C. Assignment. This Agreement and all the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any rights or obligations hereunder shall be assigned by the Company without the prior written consent of the Purchasers.

5D. Amendment. This Agreement may be amended only by a written instrument signed by the Company and the Purchasers holding a majority of the Warrant Shares.

5E. Waiver. Any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid as to such party if set forth in an instrument in writing signed by such party.

5F. Severability. In the event that any one or more of the provisions hereof, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

5G. Applicable Law. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws.

5H. Counterparts. This Agreement may be executed in two or more counterparts (including by means of telecopied signature pages), each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

5I. Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

5J. Purchase Price for Warrants. The aggregate purchase price to each Purchaser for the Warrants purchased by it hereunder is the amount set forth opposite such Purchaser’s name on Schedule I hereto. The Company and the Purchasers agree that, for purposes of Sections 1271 through 1275 of the Code (as defined in the Subordinated Loan Agreement), the aggregate original purchase price of the Warrants is as set forth on Schedule I and such price will be appropriately used by the Company and each Purchaser for financial reporting and income tax purposes.

*    *    *    *    *

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be signed and attested by its duly authorized officers, dated as of the date first written above.

BRODER BROS., CO.

By:	/s/ Todd Turkin

Its:

PURCHASERS:

BAIN CAPITAL FUND VI, L.P.

By:	Bain Capital Partners VI, L.P.
Its:	General Partner

By:	Bain Capital Investors VI, Inc.
Its:	General Partner

By:	/s/ ILLEGIBLE

A Managing Director

BCIP ASSOCIATES II

BCIP ASSOCIATES II-B

BCIP ASSOCIATES II-C

BCIP TRUST ASSOCIATES II

BCIP TRUST ASSOCIATES II-B

By:	Bain Capital, Inc.
Its:	Managing Partner

By:	/s/ ILLEGIBLE

A Managing Director

PEP INVESTMENTS PTY. LIMITED

By:	Bain Capital, Inc.
Its:	Attorney-in-Fact

By:	/s/ ILLEGIBLE

A Managing Director

[SIGNATURE PAGE TO WARRANT AGREEMENT]

RANDOLPH STREET PARTNERS II

By:	/s/ ILLEGIBLE

A General Partner

HAROLD BRODE, TRUSTEE OF THE HAROLD BRODE LIVING REVOCABLE TRUST, DATED JUNE 15, 1982, AS AMENDED

By:	/s/ Harold Brode

Its:

MICHAEL T. BRODE, TRUSTEE OF THE MICHAEL T. BRODE LIVING REVOCABLE TRUST DATED JUNE 15, 1982, AS AMENDED

By:	/s/ Michael T. Brode

Its:	TRUSTEE

HOWARD N. MOROF, TRUSTEE OF THE MICHAEL T. BRODE IRREVOCABLE ELECTING SMALL BUSINESS TRUST AGREEMENT

By:	/s/ Howard N. Morof

Its:

[SIGNATURE PAGE TO WARRANT AGREEMENT]

HOWARD N. MOROF, TRUSTEE OF THE HOWARD N. MOROF REVOCABLE LIVING TRUST DATED AUGUST 7, 1992, AS AMENDED

By:	/s/ Howard N. Morof

Its:

/s/ Todd Turkin

Todd Turkin

/s/ Vince Tyra

Vince Tyra

[SIGNATURE PAGE TO WARRANT AGREEMENT]

SCHEDULE I

PURCHASERS

Name and Address for Notices	Number of Class L Common Warrant Shares	Number of Class A Common Warrant Shares	Aggregate Purchase Price

Bain Capital Fund VI, L.P. Bain Capital, Inc. Two Copley Place Boston, MA 02166	66,062	630,890	$14,863.90

BCIP Associates II Bain Capital, Inc. Two Copley Place Boston, MA 02166	6,711	64,095	$1,510.09

BCIP Associates II-B Bain Capital, Inc. Two Copley Place Boston, MA 02166	2,184	20,853	$491.30

BCIP Associates II-C Bain Capital, Inc. Two Copley Place Boston, MA 02166	1,071	10,230	$241.02

BCIP Trust Associates II Bain Capital, Inc. Two Copley Place Boston, MA 02166	9,008	86,021	$2,026.67

BCIP Trust Associates II-B Bain Capital, Inc. Two Copley Place Boston, MA 02166	2,544	24,298	$572.47

PEP Investments Pty. Limited Bain Capital, Inc. Two Copley Place Boston, MA 02166	220	2,103	$49.55

Randolph Street Partners II Kirkland & Ellis 200 East Randolph Street Chicago, IL 60601	887	8,470	$199.55

Michael T. Brode, Trustee of the Michael T. Brode Revocable Living Trust dated September 13, 1994 138 C & O Club Drive Charlevoix, MI 49720	4,848	46,303	$1,090.91

Harold Brode, Trustee of the Harold Brode Living Revocable Trust dated June 15, 1982, as amended 17131 Mandylynn Ct. Boca Raton, FL 33496	2,020	19,293	$454.55

Howard N. Morof, Trustee of the Michael T. Brode Irrevocable Electing Small Business Trust Agreement	6,869	65,595	$1,545.43

Howard N. Morof, Trustee of the Howard N. Morof Revocable Living Trust dated August 7, 1992, as amended	607	5,788	$136.37

Todd Turkin	4,040	38,586	$909.09

Vince Tyra c/o Broder Bros., Co. 45555 Port Street Plymouth, MI 48170	4,040	38,586	$909.09

Total	111,111	1,061,111	$25,000

[SIGNATURE PAGE TO WARRANT AGREEMENT]

S-5